                     CHASE MANHATTAN RV OWNER TRUST 1997-A
                           MONTHLY SERVICER'S REPORT


                                          Settlement Date            9/30/2003
                                          Determination Date         10/9/2003
                                          Distribution Date          10/15/2003


I.      All Payments on the Contracts                                                                              5,191,156.83
II.     All Liquidation Proceeds on the Contracts
          with respect to Principal                                                                                   63,623.13
III.    Repurchased Contracts                                                                                              0.00
IV.     Investment Earnings on Collection Account                                                                          0.00
V.      Servicer Monthly Advances                                                                                     76,286.28
VI.     Distribution from the Reserve Account                                                                          4,917.72
VII.    Deposits from the Pay-Ahead Account
          (including Investment Earnings)                                                                             11,947.74
VIII.   Transfers to the Pay-Ahead Account                                                                            (8,242.53)

IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                            0.00
X.      Deposit in error                                                                                                   0.00
Total available amount in Collection Account                                                                      $5,339,689.17
                                                                                                                  ==============



DISTRIBUTION AMOUNTS                                                Cost per $1000
---------------------------------------------                       ----------------

1.    (a) Class A-1 Note Interest Distribution                                                  0.00
      (b) Class A-1 Note Principal Distribution                                                 0.00
          Aggregate Class A-1 Note Distribution                        0.00000000                                  0.00

2.    (a) Class A-2 Note Interest Distribution                                                  0.00
      (b) Class A-2 Note Principal Distribution                                                 0.00
          Aggregate Class A-2 Note Distribution                        0.00000000                                  0.00

3.    (a) Class A-3 Note Interest Distribution                                                  0.00
      (b) Class A-3 Note Principal Distribution                                                 0.00
          Aggregate Class A-3 Note Distribution                        0.00000000                                  0.00

4.    (a) Class A-4 Note Interest Distribution                                                  0.00
      (b) Class A-4 Note Principal Distribution                                                 0.00
          Aggregate Class A-4 Note Distribution                        0.00000000                                  0.00

5.    (a) Class A-5 Note Interest Distribution                                                  0.00
      (b) Class A-5 Note Principal Distribution                                                 0.00
          Aggregate Class A-5 Note Distribution                        0.00000000                                  0.00

6.    (a) Class A-6 Note Interest Distribution                                                  0.00
      (b) Class A-6 Note Principal Distribution                                                 0.00
          Aggregate Class A-6 Note Distribution                        0.00000000                                  0.00

7.    (a) Class A-7 Note Interest Distribution                                                  0.00
      (b) Class A-7 Note Principal Distribution                                                 0.00
          Aggregate Class A-7 Note Distribution                        0.00000000                                  0.00

8.    (a) Class A-8 Note Interest Distribution                                                  0.00
      (b) Class A-8 Note Principal Distribution                                                 0.00
          Aggregate Class A-8 Note Distribution                        0.00000000                                  0.00

9.    (a) Class A-9 Note Interest Distribution                                                  0.00
      (b) Class A-9 Note Principal Distribution                                                 0.00
          Aggregate Class A-9 Note Distribution                        0.00000000                                  0.00

10.   (a) Class A-10 Note Interest Distribution                                           318,858.38
      (b) Class A-10 Note Principal Distribution                                        4,602,475.23
           Aggregate Class A-10 Note Distribution                      75.71282474                         4,921,333.61

11.   (a) Class B Certificate Interest Distribution                                       244,679.31
      (b) Class B Certificate Principal Distribution                                            0.00
          Aggregate Class B Certificate Distribution                   5.45000000                            244,679.31

12.    Servicer Payment
       (a)  Servicing Fee                                                                  43,734.50
       (b)  Reimbursement of prior Monthly Advances                                       129,941.76
               Total Servicer Payment                                                                        173,676.26

13.  Deposits to the Reserve Account                                                                               0.00

Total Distribution Amount                                                                                 $5,339,689.17
                                                                                                       ================


Reserve Account distributions:
------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                      $0.00
                                                                                                                     ===========


                  INTEREST
---------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @             5.598%                                                    0.00
        (b) Class A-2 Notes    @             5.852%                                                    0.00
        (c) Class A-3 Notes    @             5.919%                                                    0.00
        (d) Class A-4 Notes    @             6.020%                                                    0.00
        (e) Class A-5 Notes    @             6.050%                                                    0.00
        (f) Class A-6 Notes    @             6.130%                                                    0.00
        (g) Class A-7 Notes    @             6.140%                                                    0.00
        (h) Class A-8 Notes    @             6.230%                                                    0.00
        (i) Class A-9 Notes    @             6.320%                                                    0.00
        (j) Class A-10 Notes   @             6.370%                                              318,858.38
              Aggregate Interest on Notes                                                                            318,858.38
        (k) Class B Certificates @           6.540%                                                                  244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
        (g) Class A-7 Notes                                                                            0.00
        (h) Class A-8 Notes                                                                            0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                              Cost per $1000
                                                                 ---------------
        (a) Class A-1 Notes                                          0.00000000                        0.00
        (b) Class A-2 Notes                                          0.00000000                        0.00
        (c) Class A-3 Notes                                          0.00000000                        0.00
        (d) Class A-4 Notes                                          0.00000000                        0.00
        (e) Class A-5 Notes                                          0.00000000                        0.00
        (f) Class A-6 Notes                                          0.00000000                        0.00
        (g) Class A-7 Notes                                          0.00000000                        0.00
        (h) Class A-8 Notes                                          0.00000000                        0.00
        (i) Class A-9 Notes                                          0.00000000                        0.00
        (j) Class A-10 Notes                                         4.90551351                  318,858.38
              Total Aggregate Interest on Notes                                                                      318,858.38
        (k) Class B Certificates                                     5.45000000                                      244,679.31



                 PRINCIPAL
---------------------------------------------
                                                                 No. of Contracts
                                                                 ----------------
1.   Amount of Stated Principal Collected                                                      1,751,895.50
2.   Amount of Principal Prepayment Collected                           146                    2,656,848.89
3.   Amount of Liquidated Contract                                       11                      193,730.84
4.   Amount of Repurchased Contract                                      0                             0.00

       Total Formula Principal Distribution Amount                                                                 4,602,475.23

5. Principal Balance before giving effect to
    Principal Distribution                                                                   Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                    0.0000000                   0.00
        (b) Class A-2 Notes                                                                    0.0000000                   0.00
        (c) Class A-3 Notes                                                                    0.0000000                   0.00
        (d) Class A-4 Notes                                                                    0.0000000                   0.00
        (e) Class A-5 Notes                                                                    0.0000000                   0.00
        (f) Class A-6 Notes                                                                    0.0000000                   0.00
        (g) Class A-7 Notes                                                                    0.0000000                   0.00
        (h) Class A-8 Notes                                                                    0.0000000                   0.00
        (i) Class A-9 Notes                                                                    0.0000000                   0.00
        (j) Class A-10 Notes                                                                   0.9241156          60,067,512.31
        (k) Class B Certificates                                                               1.0000000          44,895,285.54


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                0.00
        (b) Class A-2 Notes                                                                                                0.00
        (c) Class A-3 Notes                                                                                                0.00
        (d) Class A-4 Notes                                                                                                0.00
        (e) Class A-5 Notes                                                                                                0.00
        (f) Class A-6 Notes                                                                                                0.00
        (g) Class A-7 Notes                                                                                                0.00
        (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                                0.00
        (j) Class A-10 Notes                                                                                               0.00
        (k) Class B Certificates                                                                                           0.00

7. Principal Distribution                                          Cost per $1000
                                                                   ---------------
        (a) Class A-1 Notes                                          0.00000000                                            0.00
        (b) Class A-2 Notes                                          0.00000000                                            0.00
        (c) Class A-3 Notes                                          0.00000000                                            0.00
        (d) Class A-4 Notes                                          0.00000000                                            0.00
        (e) Class A-5 Notes                                          0.00000000                                            0.00
        (f) Class A-6 Notes                                          0.00000000                                            0.00
        (g) Class A-7 Notes                                          0.00000000                                            0.00
        (h) Class A-8 Notes                                          0.00000000                                            0.00
        (i) Class A-9 Notes                                          0.00000000                                            0.00
        (j) Class A-10 Notes                                        70.80731123                                    4,602,475.23
        (k) Class B Certificates                                     0.00000000                                            0.00

8. Principal Balance after giving effect to
     Principal Distribution                                                            Pool Factor
                                                                                       -----------
        (a) Class A-1 Notes                                                             0.0000000                          0.00
        (b) Class A-2 Notes                                                             0.0000000                          0.00
        (c) Class A-3 Notes                                                             0.0000000                          0.00
        (d) Class A-4 Notes                                                             0.0000000                          0.00
        (e) Class A-5 Notes                                                             0.0000000                          0.00
        (f) Class A-6 Notes                                                             0.0000000                          0.00
        (g) Class A-7 Notes                                                             0.0000000                          0.00
        (h) Class A-8 Notes                                                             0.0000000                          0.00
        (i) Class A-9 Notes                                                             0.0000000                          0.00
        (j) Class A-10 Notes                                                            0.8533083                 55,465,037.08
        (k) Class B Certificates                                                        1.0000000                 44,895,285.54



                 POOL DATA
---------------------------------------------
                                                                               No. of            Aggregate
                                                                              Contracts      Principal Balance
                                                                              ---------      ------------------
1.   Pool Stated Principal Balance as of                    9/30/2003           4,704          100,360,322.62

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                      56             1,001,778.49           0.998%
              (b) 60-89 Days                                                      17               411,166.76           0.410%
              (c) 90-119 Days                                                     10               276,304.01           0.275%
              (d) 120 Days +                                                      37             1,062,935.75           1.059%


3.   Contracts Repossessed during the Due Period                                  11               327,574.98

4.   Current Repossession Inventory                                               17               495,499.36

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 11               193,730.84
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  63,623.13
                                                                                                 ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   130,107.71

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,605,615.78

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          1,331                                20,705,894.33

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.174%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               69.532


              TRIGGER ANALYSIS
---------------------------------------------
1.   (a) Average Delinquency Percentage                          2.130%
     (b) Delinquency Percentage Trigger in effect ?                            YES

2.   (a)  Average Net Loss Ratio                                 0.037%
     (b)  Net Loss Ratio Trigger in effect ?                                   NO
     (c)  Net Loss Ratio (using ending Pool Balance)             0.134%

3.   (a) Servicer Replacement Percentage                         0.074%
     (b) Servicer Replacement Trigger in effect ?                              NO



               MISCELLANEOUS
---------------------------------------------

1.    Monthly Servicing Fees                                                                                          43,734.50

2.    Servicer Advances                                                                                               76,286.28

3.    (a)  Opening Balance of the Reserve Account                                                                  8,973,952.86
      (b)  Deposits to the Reserve Account                                                            0.00
      (c)  Investment Earnings in the Reserve Account                                             4,298.49
      (d)  Distribution from the Reserve Account                                                 (4,917.72)
      (e)  Ending Balance of the Reserve Account                                                                   8,973,333.63

4.    Specified Reserve Account Balance                                                                            8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                  108,708.79
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                          8,242.53
      (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                       (11,947.74)
      (e)  Ending Balance in the Pay-Ahead Account                                                                   105,003.58
